UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 22, 2003

Date of Report (date of earliest event reported)

Autodesk, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-14338	94-2819853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 McInnis Parkway

San Rafael, California 94903

(Address of principal executive offices)

(415) 507-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press Release, dated as of May 22, 2003, entitled “Autodesk Reports First Quarter Results”.

Item 9. Regulation FD Disclosure (pursuant to Item 12)

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under “Item 9. Regulation FD Disclosure.”

On May 22, 2003, Autodesk, Inc. issued a press release reporting its results for the three months ended April 30, 2003. The press release is attached as Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

AUTODESK, INC.

By:	/s/ ALFRED J. CASTINO
Alfred J. Castino Senior Vice President and Chief Financial Officer

Date: May 22, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated as of May 22, 2003, entitled “Autodesk Reports First Quarter Results”.